SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2003


                             SMARTSERV ONLINE, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-28008               13-3750708
          --------                      -------               ----------
       (State or Other                (Commission            (IRS Employer
 Jurisdiction of Incorporation)         File No.)          Identification No.)


2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania                19462
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (616) 397-6288


Metro Center, One Station Place, Stamford, Connecticut                     06902
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.    CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

        On November 6, 2003 SmartServ Online, Inc. (the "Company") received a letter from Ernst & Young LLP ("E&Y") in which E&Y advised the Company that E&Y was resigning as the Company's independent auditor. Prior to receipt of such letter, the Audit Committee (the "Audit Committee") of the Board of Directors had authorized management to seek to retain another accounting firm. The Audit Committee is in the process of concluding the retention of an accounting firm to act as the Company's independent auditor and expects to conclude such process shortly.

        The report of E&Y on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2002 contained a "going concern opinion", questioning the ability of the Company to continue as a going concern, but did not contain any other adverse opinion or disclaimer of opinion, nor was the report modified as to audit scope or accounting principles. In connection with its audit for the fiscal years ended December 31, 2001 and December 31, 2002, and during the subsequent interim period, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such disagreements in its reports on the consolidated financial statements for such years.

        The Company has provided E&Y with a copy of the foregoing disclosures. E&Y has furnished the Company with a letter addressed to the SEC, which is attached hereto as an exhibit.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Exhibits
        --------

        16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 13, 2003




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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2003

                                     SmartServ Online, Inc.

                                     By: /s/ Thomas W. Haller
                                         ---------------------------------------
                                         Name:  Thomas W. Haller
                                         Title: Senior Vice President and
                                                Chief Financial Officer








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

                                  EXHIBIT INDEX


  Exhibits        Description
  --------        -----------

  16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 13, 2003